Exhibit 99.1
Investors Presentation May 2014 1
SEC Safe Harbor 2 This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of Quest Resource Holding Corporation could differ materially from the results expressed or implied by the forward-looking statements the company makes. All statements other than statements of historical fact contained in this presentation may be deemed forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to statements regarding the Company's belief that it is positioned to gain significant market share in a multi-billion dollar industry; the Company's belief that the business is highly scalable as companies continue to outsource their waste minimization solutions; the Company's position that it has an asset-light business model that requires minimal capital investment and that is positioned to significantly improve margins; the Company's goals; the Company's markets, market share, and opportunity; and the Company's growth strategies. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's services, the Company's growth opportunities, the success of new services or acquisitions, and other risks detailed from time to time in the Company's reports filed with the SEC. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corp. disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment, and disclaims any duty, to update or revise such information. 2 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Key Facts *As of 3-31-2014 3 Trading Symbol (Nasdaq) QRHC Corporate Headquarters Frisco, TX Stock Price (May 20, 2014) $3.62 Shares Outstanding (May 1, 2014) 97.0 million Diluted Shares 113.7 million Market Capitalization (at $3.62 per share) $351.3 million Insider Ownership (April 15, 2014) 86.9% Cash on Hand* $1.1 million Long-term Debt* (principal) $22.0 million Annualized Revenue (Q1 - 2014) $152.6 million Full-Time Employees 82 Fiscal Year End December 31 Web Addresses www.QRHC.com www.questrmg.com www.earth911A.com (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Management Brian S. Dick has served as President, Chief Executive Officer, and director of our company since July 2013. Mr. Dick took Quest from a startup company in 2007 to a growing, vibrant enterprise with over $130 million in revenue in less than six years. Mr. Dick was a Ernst & Young Entrepreneur of the year finalist in 2013. The company was named one of the fastest growing companies by Inc. 5000 twice in a row, ranked 6th in the DFW area for fastest growing businesses by SMU and received the coveted AT&T sustainability supplier award. Mr. Dick served as Vice President - Southeast Region of Atlantic Industrial Services, Inc., an industrial waste management and environmental contracting services company, from September 2001 to March 2007. From March 1998 to September 2001, Mr. Dick served as Regional Health and Safety Manager of Safety-Kleen Systems, Inc., an environmental services company. Laurie L. Latham has served as a Senior Vice President and Chief Financial Officer of our company since January 2013. Ms. Latham is a senior executive with the ability to effectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Her operational and financial experience spans public and private entities including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant. 4 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Management T. Jeffrey Cheney, Jr. has served as director of our company since October 2013. In 2014, Mr. Cheney became President of Earth911, Inc. and a Vice President of Quest Resource Holding Corporation. Mr. Cheney has served on the City Council of the city of Frisco, Texas since June 2007, serving as Mayor Pro Tem four times. Since January 2003, Mr. Cheney has also served as Broker Associate at Keller Williams Realty, a real estate company. Mr. Cheney is the owner and operator of Frisco-Online.com, an online community forum, and Northstar Property Management, a property leasing and management company. From August 2000 to January 2003, Mr. Cheney served as Director of Portfolio Operations for Highland Capital Management, an investment advisory firm. Mr. Cheney served as Senior Associate - Audit of PriceWaterhouseCoopers from June 1998 to August 2000. Mr. Cheney is a certified public accountant, a registered investment advisor, and a licensed real estate broker. 5 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Quest Resource Holding Corporation Quest provides the full spectrum of the recycling life cycle, providing innovative waste reduction and landfill diversion solutions for recycling and proper disposal of commercial and consumer waste streams Our comprehensive programs are designed to enable regional and national companies to have a single point of contact for managing a variety of waste streams and recyclables We are a leader in the industry and have grown our revenue run rate from $3M to $150M over the last 6 years (revenues are typically recurring) Company is positioned to gain significant market share in a multi-billion dollar industry Our business is highly scalable as companies continue to outsource their waste minimization solutions 6 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Overview 7 We maximize the value of recyclables and lower costs to our customers while reducing their liability Asset-light business model requires minimal capital investment - positioned to significantly improve margins We have significant expertise and offer companies a one-stop shop recycling solution across the entire waste stream We manage integrated recycling solutions at over 15,000 client locations every month - leverage a national footprint and sizable commodity stream Proven business model and our clients include some of the largest companies in the world Well received story as business aligns with corporate responsibility and green movement (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited

Company Background

2007 — Quest RMG • 6 employees • Recycle scrap tires with super truck • 1,229 locations • Revenues - $3M

2008 — Quest RMG • 12 employees • Add motor oil, oil filters • Add used cooking oil • 3,257 locations managed • Revenues - $27M
Earth911 acquires 50% of Quest RMG

2009 — Quest RMG • 15 employees • Add organics service • 3,257 locations managed • Moved corporate office to Frisco, TX• 3,536 locations managed • Revenues - $39M

2010 — Quest RMG • 37 employees • Implemented a nationwide network for organics • 7,150 locations managed • Revenues - $87M

2011 — Quest RMG • 54 employees • Management of manufacturing and office building waste streams • 8,230 locations managed • Revenues - $121M

2012 — Quest RMG• 62 employees • Launch sustainability practice • Management of hospital waste streams • 10,112 locations managed • Revenues - $130M
Infinity Resources Holding Corp. merges with Earth911, Inc.

2013 — •75 employees • Added solid waste management • 15,000 locations managed • Revenues - $139M (annualized Q3) • 100% ownership of Quest RMG achieved by Infinity • Infinity changed name to Quest Resource Holding Corporation • Changed trading symbol to "QRHC"

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©2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Our Products and Services OVERVIEW Comprehensive sustainability, recycling and waste management programs Maximize value of recyclables and lower costs Network of pre-approved collection and recycling companies Take advantage of regional marketplaces One point of contact for all service needs INDUSTRIES Automotive • Industrial •Municipalities Fleet • Hospitality • Foodservice • Healthcare Multi family apartment • Office buildings SOLUTIONS Used oil and oil filters • Scrap tires • Hazardous waste• Electronic waste• Universal waste •Parts cleaners Plastics, cardboard and glass • Cooking oil and grease traps • Municipal solid waste Sustainability strategic planning• Carbon, waste, water footprint analysis Tracking and reporting• LEED(r) • GreenGlobe(tm) • Energy modeling PROGRAM GOALS Maximize value of recyclable commodities• Environmental sustainability Liability protection and environmental compliance •Centralized point of contact •Accurate tracking of clients' Key Performance Indicators for their programs 9 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Key Materials Managed Annually 10 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Quest Operational Snap Shot Coverage in all 50 states, Canada and Puerto Rico Management over 15,000 customer locations every month Leverage of 5,000+ fully permitted, audited partners 30,000 continuously trained professionals 24,000 trucks 600 recycling facilities Managed over 1.7 billion pounds of materials in 2013 Achieved over 99% landfill diversion Over 60 LEED(r) certification, energy modeling and building commissioning projects completed 98% of calls are answered in less than 10 seconds 96% client satisfaction score Millions of square feet of green programs managed 10 11 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
IT Infrastructure Flexible information technology infrastructure allows Quest to provide innovative and effective communication, information and logistic solutions Scalable IT platform as companies continue to outsource their waste solutions 12 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited Quest Management Professionals Client & Service Providers Communications Data & Information Contract Administration Financial View/accept services Upload activity reports & service tickets Upload invoices Bids, contracts and documents Performance scorecard Online training Service Providers Clients Request services View program KPIs View audit results View invoices & service data Real time chat Online training

Earth911, Inc. Overview

QUEST RESOURCE HOLDING CORPORATION

Key Offerings:

- The consumer lifestyle website *Earth911.com* focuses on:
  - Low waste living
  - Do it Yourself projects
  - Actionable (non activist) environmental ideas
- The largest, most accurate proper disposal directory in the U.S.
  - 360 searchable material profiles
  - 1.6 million recycling opportunities
  - Syndicated via earth911.com, 1-800cleanup, iRecycle and through partner websites as Data as a Service model
  - Recycling mobile search application
- 2013 web site stats
  - 7,974,063 visits
  - 29,662,898 page views
  - 3.72 average page view per visit
  - 13,000 local municipalities and counties with recycling data

Earth911®
More Ideas, Less Waste

©2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited

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EARTH911's Mission (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited 14 Earth911's mission is to inform, engage , motivate and facilitate environmental change with: Targeted editorial content Eco-conscious products Participation to charities Petitions
Target Industries Business Segment Motor oil Scrap tires Used Cooking Oil (UCO) Meat Food waste E waste Plastics, Cardboard, Glass Solid Waste Hazardous Waste Sustainability Planning LEED or Green Globe Fleet Dealerships Automotive after market Big box retailer Grocery store Industrial Hospitality Office Building/ Multi family Apartment opportunity 15 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Industry Overview Quest's total initial target market is $2.5 billion. $55 billion U.S. waste management industry Waste collection: $34 billion Transporting & processing waste and recyclables: $6 billion Waste disposal: $13 billion Waste-to-energy: $2 billion "Economics, public opinion and government mandates will increasingly demand that more value is recovered from our waste materials." "Municipalities are moving forward with diversion programs-in many cases motivated by state mandates. And leading solid waste companies will continue the process of re-branding themselves as businesses that also extract value from the materials they collect." Sources: http://www.wastebusinessjournal.com/overview.htm, http://ebionline.org/updates/1244-us-solid-waste-industry-reaches-55-billion-in-revenues-innovative-conversion-technologies-poised-to-shake- up-the-industry 16 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Market Share and Opportunity Quest currently has a 5% market share of its initial target market and a 0.2% market share of the total market opportunity 1 Waste Business Journal, 2012. 17 Market Size ($ in millions) Market Size ($ in millions) 2012 Quest Revenue ($ in millions) Market Share Top 50 Grocery Store Chains $668 S80 12% Top 100 Dealership Groups $25 $6 23% Top 100 Fleets $470 $43 9% Top 100 Universities $5 - 0% Top 100 REITs $43 - 1% Top 100 School Districts $63 - 0% Top 100 Manufacturing $1,205 $1 0% Total in Top 100 $2,478 $130 5% Total Market Size1 $55,000 $130 0.2% (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Case Study A grocery store chain with stores across North America needed to reduce operating costs. Environmental expenses were high, but they could not hire in-house personnel to tackle the issue. Store management desired to be a good corporate citizen and also do right for the environment. Store management sought a way to connect with their local community and sustain a competitive edge. THE PROBLEM THE SOLUTION Quest completed store assessments and calculated the chain's waste baseline. The team identified various waste streams that could be removed from the landfill, ran targeted pilots to calculate accurate savings on solid waste management cost, and measured employees' engagement with the program. Quest rolled out and managed the following landfill diversion programs: Food donation program Food waste recycling program Meat and seafood recycling program Cardboard and plastics recycling program Used cooking oil recycling program Quest managed the remaining solid waste to maximize savings 18 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Increase Landfill Diversion Case Study - The Impact 19 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Revenue Sources Recycling and waste management Fees for hauling, disposal and related services Fees for professional and administrative services Commodity sales and rebates from waste with monetized value Some contracts have a shared savings component Sustainability, LEED and Energy Efficiency consulting Audits, analysis, planning and project management Procurement New or recycled materials, tanks, containers, and fleet maintenance products Contracts Evergreen or multi-year 100% customer retention Quest Resource Management Group Growth 20 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Growth Strategy 21 Organic Continually add new customers Provide expanded services to our existing customer base Cross sell opportunities through our customer base Expand sales force - expand geographically Increase profitability through adding higher margin customers Acquisitions Accelerate growth in customer contracts acquired by leveraging the "Quest system" Increase revenue and maximize speed to market by acquiring companies with proven expertise and a robust customer base Leverage Quest's public company status in order for acquired companies to share in value creation Provide solid platform in terms of network, people, process and technology to scale the acquired business to provide additional services Seek to add $20 million to $50 million in revenue annually from acquisitions (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Financial Highlights 20 All values in USD thousands (1) Pro forma condensed consolidated operating results assuming 100% of Quest's operations as they existed at the time were included in the relevant period. (2) We use the non-GAAP measurement of EBITDAS to evaluate performance and believe to further illustrate our performance other non-recurring items for the year ended December 31, 2013 are presented in relationship to the pro forma EBITDAS Consolidated 3 months 3-31-14 12 months 12-31-13 (1) Revenue $38,160 $136,361 Gross Profit 3,332 11,427 GPM 8.7% 8.3% Operating Inc. (Loss) (613) (11,799) Net Income (loss) (1,488) (17,129) Interest Expense 875 4,249 Depreciation & Amortization 952 2,020 Stock Based Compensation 163 2,393 Other Expenses - 1,465 EBITDAS (2) $502 $(7,002) Non-recurring Adjustments: SG&A restructuring - 1,656 Impairment of Goodwill (net) - 3,401 Modified EBITDAS $502 $(1,945) Modified EBITDAS Margin 1.3% (1.4%) 22 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Revenue Scenarios 23 All values in USD thousands Revenue Scenario Analysis are not formal guidance; only to be used for informational purposes We use the non-GAAP measurement of EBITDAS to evaluate performance. Revenue Scenario Analysis Revenue Scenario Analysis Revenue Scenario Analysis Revenue Scenario Analysis Revenue Scenario Analysis Revenue $150,000 $200,000 $300,000 $500,000 Gross Profit $15,000 $22,800 $39,100 $75,700 GPM 10% 11.4% 13% 15.1% EBITDAS $4,000 $10,100 $23,700 $55,100 EBITDAS % 2.67% 5.05% 7.90% 11.02% (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Summary 24 Highly visible, repeat revenue from Fortune 500 customer base Experienced management team Strong brand equity throughout the recycling and environmental industries Positioned to be the industry leader in our multi-billion dollar industry Track record of sustained organic growth within existing accounts through broadening of services offered and locations served Accretive acquisitions could accelerate growth Entering 2014 with approximately $150M annualized contract revenue run rate Seeking to become a $500M revenue company over the next several years Positioned to significantly expand margins (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
25 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited APPENDIX
Quest Resource Holding Corporation Capital Structure 26 Common Stock Dilution Table As of 5/1/2014 Common Shares Reserved Common Stock Issued and Outstanding 97,050,674 Private Warrants Outstanding: 1,441,000 Options Outstanding: 4,176,948 Convertible Debt: $ 2.00 Convertible Secured Promissory Note - B. Dick $ 11,000,000 5,500,000 $ 2.00 Convertible Secured Promissory Note - J. Forte $ 11,000,000 5,500,000 113,668,622 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
July 2013 QRMG Acquisition 27 On July 16, 2013, we purchased the remaining 50% membership interest of Quest Resource Management Group, LLC. ("QRMG") from Quest Resource Group LLC ("QRG") for the following: 12M shares of QRHC common stock to Brian Dick, owner of QRG and CEO of Quest 10M shares of QRHC common stock to Jeffrey Forte, owner of QRG and former President of QRMG $11M note to each seller for aggregate of $22M, term of 3 years and 7% annual interest rate The $22M of sellers notes are convertible into common stock at $2.00 per share under the following circumstances: The two year anniversary of the notes has passed The principal amount of each sellers notes have been paid down by $5M because of capital raises The common stock trades on the a major exchange The common stock has traded at 4 times the $2.00 conversion price, as adjusted for either/or any stock splits or reverse stock splits The 50% membership interest was conveyed to Earth911, which held a 50% of the membership interest in Quest for several years, and thus now holds 100% of the issued and outstanding membership interests of Quest We consolidated 100% of Quest's operating activities into our operations subsequent to July 16, 2013 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited
Brian Dick Chief Executive Officer BrianD@QuestRMG.com Laurie Latham Chief Financial Officer LaurieL@QuestRMG.com Quest Resource Holding Corporation 6175 Main Street, Suite #420 Frisco, Texas 75034 877.321.1811 - Main www.QHRC.com www.questrmg.com www.earth911.com 28 (c)2014 Quest Resource Management Group. Copying, publication or redistribution outside of Quest Resource Management Group is strictly prohibited